                                                                     EXHIBIT 1.1

                                                                December 8, 2000


                      Spiegel Credit Card Master Note Trust
                 $600,000,000 Floating Rate Asset Backed Notes,
                                  Series 2000-A


                             UNDERWRITING AGREEMENT
                             ----------------------

Banc of America Securities LLC
as Representative of the
Underwriters set forth herein (the "Representative")
                                    --------------
Bank of America Corporate Center
100 North Tryon Street
Charlotte, NC 28255-0001

Ladies and Gentlemen:

     1. Introductory. Spiegel Credit Corporation III ("SCCIII" or the "Seller")
        ------------                                   ------          ------
proposes to cause Spiegel Credit Card Master Note Trust (the "Issuer") to issue
                                                              ------
$600,000,000 aggregate principal amount of Spiegel Credit Card Master Note Trust Floating Rate Asset Backed Notes, Series 2000-A (the "Notes").
                                                      -----

     The Issuer is a common law trust formed pursuant to a Trust Agreement, dated as of December 1, 2000 (the "Trust Agreement"), between the Seller and
                                   ---------------
Bankers Trust Company, as owner trustee (the "Owner Trustee"). The Notes will be
                                              -------------
issued pursuant to a Master Indenture, dated as of December 1, 2000 (the "Master
                                                                          ------
Indenture"), between the Issuer and The Bank of New York, as indenture trustee
---------
(the "Indenture Trustee"), as supplemented by the Series 2000-A Indenture
      -----------------
Supplement with respect to the Notes to be dated as of December 1, 2000 (the "Indenture Supplement," and together with the Master Indenture, the
 --------------------
"Indenture").
 ---------

     Initially, the primary asset of the Issuer will be a certificate (the "Collateral Certificate") representing a beneficial interest in the assets held
 ----------------------
in Spiegel Master Trust ("SMT"), issued pursuant to the Amended and Restated
                          ---
Pooling and Servicing Agreement, dated as of December 13, 1994 (as heretofore amended, the "Amended and Restated Pooling and Servicing Agreement"), among
              ----------------------------------------------------
SCCIII, First Consumers National Bank (the "Bank") and The Bank of New York
                                            ----
(successor-in- interest to the corporate trust administration of Harris Trust and Savings Bank), as trustee (the "SMT Trustee"), and the Collateral Series
                                    -----------
Supplement, dated as of December 1, 2000, to the Amended and Restated Pooling and Servicing Agreement (the "Collateral Supplement" and together with the
                              ---------------------
Amended and Restated Pooling and Servicing Agreement, the "PSA"). The assets of
                                                           ---
SMT include,
among other things, certain amounts due (the "Receivables") on a pool of private
                                              -----------
label credit card accounts (the "Accounts").
                                 --------

     The Receivables are transferred to SMT pursuant to the Amended and Restated Pooling and Servicing Agreement. The Receivables transferred to SMT by the Seller are acquired by the Seller from the Bank and Spiegel Acceptance Corporation ("SAC") pursuant to a Receivables Purchase Agreement, dated as of
              ---
September 20, 1994 (as amended, the "Receivables Purchase Agreement") among
                                     ------------------------------
SCCIII, the Bank and SAC. The Receivables transferred to the Seller by SAC are acquired by SAC from the Bank pursuant to the Operating Agreement, dated as of December 15, 1990 between the Bank and SAC (as amended, the "Operating
                                                             ---------
Agreement"). The Collateral Certificate will be transferred by the Seller to the
---------
Issuer pursuant to the Transfer and Servicing Agreement, dated as of December 1, 2000 (the "Transfer and Servicing Agreement"), among the Seller, the Bank, as
           --------------------------------
Servicer, and the Issuer.

     The Notes will have the benefit of a financial guaranty issuance policy (the "Policy") issued by MBIA Insurance Corporation (the "Insurer") pursuant to
      ------                                              -------
the terms of an Insurance and Reimbursement Agreement among the Insurer, the Issuer, the Seller and the Servicer (the "Insurance Agreement"). The Notes will
                                          -------------------
also have the benefit of an interest rate swap agreement (the "Swap") between
                                                               ----
the Owner Trustee, on behalf of the Issuer, and Bank of America, N.A. (the "Counterparty").
 ------------

     The Bank has agreed to provide notices and perform on behalf of the Issuer certain other administrative obligations required by the Transfer and Servicing Agreement, the Master Indenture and each indenture supplement for each series of Notes issued by the Issuer, pursuant to an Administration Agreement, dated as of December 1, 2000 (the "Administration Agreement"), between the Bank, as
                       ------------------------
administrator (in such capacity, the "Administrator"), and the Issuer. The
                                      -------------
Transfer and Servicing Agreement, the PSA, the Receivables Purchase Agreement, the Operating Agreement, the Indenture, the Trust Agreement, the Administration Agreement, the Swap, the Policy and the Insurance Agreement are referred to herein, collectively, as the "Transaction Documents."
                              ---------------------

     This Underwriting Agreement is referred to herein as this "Agreement." To
                                                                ---------
the extent not defined herein, capitalized terms used herein have the meanings assigned in the Transaction Documents.

     The Seller and Spiegel, Inc. ("Spiegel") hereby agree, severally and
                                    -------
not jointly, with the underwriters for the Notes listed on Schedule A hereto
                                                           ----------
(the "Underwriters") as follows:
      ------------

     2. Representations and Warranties of the Seller and Spiegel. Each of the
        --------------------------------------------------------
Seller (the representations and warranties as to the Seller being given by the Seller) and Spiegel (the representations and warranties as to Spiegel, SAC and the Bank being given by Spiegel) represents and warrants to, and agrees with, the Underwriters that:

          (a) The Seller is duly organized and validly existing in good standing as a corporation under the laws of the State of Delaware, and has all requisite corporate power, authority and legal right to own its property and transact the business in which it is now engaged, and to execute, deliver and perform its obligations under this Agreement, the Transfer and Servicing Agreement, the PSA, the Receivables Purchase Agreement, the Insurance Agreement and the Trust Agreement.

          (b) Spiegel is duly organized and validly existing in good standing as a corporation under the laws of the State of Delaware, and has all requisite corporate power, authority and legal right to own its property and transact the business in which it is now engaged.

          (c) SAC is duly organized and validly existing in good standing as a corporation under the laws of the State of Delaware, and has all requisite corporate power, authority and legal right to own its property and transact the business in which it is now engaged, and to execute, deliver and perform its obligations under the Receivables Purchase Agreement and the Operating Agreement.

          (d) The Bank is a national banking association duly organized and validly existing in good standing under the laws of the United States, and has all requisite corporate power, authority and legal right to own its property and conduct its credit card business as such properties are now owned and such business is conducted at present, and to own the Accounts and to execute, deliver and perform its obligations under the Receivables Purchase Agreement, the Transfer and Servicing Agreement, the PSA, the Insurance Agreement, the Operating Agreement and the Administration Agreement.

          (e) The execution and delivery of each of the Transaction Documents to which it is a party, and the incurrence of the obligations therein set forth and the consummation of the transactions contemplated thereunder have been duly authorized by the Seller, SAC and the Bank, as applicable, by all necessary action on the part of the Seller, SAC and the Bank, as applicable.

          (f) This Agreement has been duly authorized, executed and delivered by the Seller and Spiegel.

          (g) Each of the Transaction Documents has been, or on or before the Closing Date will be, executed and delivered by the Seller, SAC and the Bank, as applicable, and when executed and delivered by the other parties thereto, will constitute a valid and binding agreement of the Seller, SAC and the Bank, as applicable, enforceable against the Seller, SAC and the Bank, as applicable, in accordance with its terms, except, in each case, to the extent that (i) the enforceability thereof may be subject to insolvency, reorganization, moratorium, receivership or other similar laws now or hereafter in effect relating to creditors' or other obligees' rights generally or the rights of creditors or other obligees of institutions insured by the FDIC, (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought and (iii) certain remedial provisions of the Indenture may be unenforceable in whole or in part under the UCC, but the inclusion of such provisions does not render the other provisions of the Indenture invalid and notwithstanding that such provisions may be unenforceable in whole or in part, the Indenture Trustee, on behalf of the Noteholders, will be able to enforce the remedies of a secured party under the UCC.

          (h) The Notes will be issued pursuant to the terms of the Indenture and, when executed by the Owner Trustee on behalf of the Issuer and authenticated by the Indenture Trustee in accordance with the Indenture and delivered pursuant to this Agreement, will be validly issued and outstanding. The Notes will be in the form contemplated by the Indenture, and the Notes and the Indenture will conform to the descriptions thereof contained in the Prospectus and Registration Statement, as amended or supplemented.

          (i) The Collateral Certificate will be issued pursuant to the terms of the PSA and, when executed by the SMT Trustee in accordance with the PSA, will be validly issued and outstanding. The Collateral Certificate will be in the form contemplated by the PSA, and the Collateral Certificate and the PSA will conform to the description thereof contained in the Prospectus and the Registration Statement, as amended or supplemented.

          (j) None of Spiegel, the Seller, SAC or the Bank is in violation of any Requirement of Law or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan agreement, note, lease or other instrument to which it is a party or by which it is bound or to which any of its property is subject, which violations or defaults separately or in the aggregate would have a material adverse effect on Spiegel, the Seller, SAC or the Bank.

          (k) None of the issuance and sale of the Notes, the issuance of the Collateral Certificate or the execution and delivery by any of Spiegel, the Seller, SAC or the Bank of this Agreement or any Transaction Document to which it is a party, nor the incurrence by Spiegel, the Seller, SAC or the Bank of the obligations herein and therein set forth, nor the consummation of the transactions contemplated hereunder or thereunder, nor the fulfillment of the terms thereof does or will (i) violate any Requirement of Law presently in effect, applicable to it or its properties or by which it or its properties are or may be bound or affected, (ii) conflict with, or result in a breach of, or constitute a default under, any indenture, contract, agreement, deed, lease, mortgage or instrument to which it is a party or by which it or its properties are bound or (iii) result in the creation or imposition of any Lien upon any of its property or assets, except for those encumbrances created under the Transaction Documents.

          (l) All consents, approvals, authorizations, orders, filings, registrations or qualifications of or with any court or any other governmental agency, board, commission, authority, official or body required in connection with the execution and delivery by Spiegel, the Seller, SAC or the Bank of this Agreement or the Transaction Documents to which it is a party or to the consummation of the transactions contemplated hereunder and thereunder, or to the fulfillment of the terms hereof and thereof have been or will have been obtained on or before the Closing Date.

          (m) All actions required to be taken by Spiegel, the Seller, SAC, the Issuer and the Bank as a condition to the offer and sale of the Notes as described herein or the consummation of any of the transactions described in the Prospectus and the Registration Statement (each as defined below) have been or, prior to the Closing Date, will be taken.

          (n) The Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended (the "TIA"), and complies as to form with the TIA
                                   ---
     and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder.
           ----------

          (o) The representations and warranties made by the Seller in the Transfer and Servicing Agreement, the PSA, the Trust Agreement, the Insurance Agreement and the Receivables Purchase Agreement or made in any Officer's Certificate of the Seller delivered pursuant to any Transaction Document to which it is a party will be true and correct at the time made and on and as of the Closing Date as if set forth herein, except that to the extent that any such representation or warranty expressly relates to an earlier date, such representation or warranty is true and correct at and as of such earlier date.

          (p) The representations and warranties made by SAC in the Receivables Purchase Agreement and the Operating Agreement or made in any Officer's Certificate of SAC delivered pursuant to any Transaction Document to which it is a party will be true and correct at the time made and on and as of the Closing Date as if set forth herein, except that to the extent that any such representation or warranty expressly relates to an earlier date, such representation or warranty is true and correct at and as of such earlier date.

          (q) The representations and warranties made by the Bank in the Receivables Purchase Agreement and the Operating Agreement, and in its capacity as Servicer and Administrator, in the Transfer and Servicing Agreement, the Insurance Agreement, the PSA and the Administration Agreement, respectively, or made in any Officer's Certificate of the Bank delivered pursuant to any Transaction Document to which it is a party will be true and correct at the time made and on and as of the Closing Date as if set forth herein, except that to the extent that any such representation or warranty expressly relates to an earlier date, such representation or warranty is true and correct at and as of such earlier date.

          (r) The Receivables had an aggregate outstanding balance determined as of October 31, 2000 in the amount set forth in the Prospectus.

          (s) The Seller agrees it has not granted, assigned, pledged or transferred and shall not grant, assign, pledge or transfer to any Person a security interest in, or any other right, title or interest in, the Receivables or the Collateral Certificate, except as provided in the PSA and the Transfer and Servicing Agreement, and agrees to take all action required by the PSA and the Transfer and Servicing Agreement in order to maintain the security interest in the Receivables and the Collateral Certificate granted pursuant to the PSA and the Transfer and Servicing Agreement.

          (t) SAC agrees it has not granted, assigned, pledged or transferred and shall not grant, assign, pledge or transfer to any Person a security interest in, or any other right, title or interest in, the Receivables, except as provided in the Receivables Purchase Agreement, and agrees to take all action required by the Receivables Purchase Agreement in order to maintain the security interest in the Receivables granted pursuant to the Receivables Purchase Agreement.

          (u) The Bank agrees it has not granted, assigned, pledged or transferred and shall not grant, assign, pledge or transfer to any Person a security interest in, or any other right, title or interest in, the Receivables, except as provided in the Receivables Purchase Agreement, and agrees to take all action required by the Receivables Purchase Agreement in order to maintain the security interests in the Receivables granted pursuant to the Receivables Purchase Agreement.

          (v) A registration statement on Form S-3 (Nos. 333-39062 and 333-39062-01), including a form of prospectus and such amendments thereto as may have been filed prior to the date hereof, relating to the Notes and the offering thereof in accordance with Rule 415 under the Securities Act of 1933, as amended (the "Act"), has been filed with, and has been declared
                               ---
     effective by, the Commission. If any post-effective amendment to such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent such amendment has been declared effective by the Commission. For purposes of this Agreement, "Effective Time" means the date and time as of which such
                 --------------
     registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission, and "Effective
                                                                     ---------
     Date" means the date of the Effective Time. Such registration statement, as
     ----
     amended at the Effective Time, is hereinafter referred to as the "Registration Statement." The Seller proposes to file with the Commission
      ----------------------
     pursuant to Rule 424(b) ("Rule 424(b)") under the Act a supplement (the
                               ----------
     "Prospectus Supplement") to the prospectus included in the Registration
      ---------------------
     Statement (such prospectus, in the form it appears in the Registration Statement or in the form most recently revised and filed with the Commission pursuant to Rule 424(b), is hereinafter referred to as the "Base
                                                                            ----
     Prospectus") relating to the Notes and the method of distribution thereof.
     ----------
     The Base Prospectus and the Prospectus Supplement, together with any amendment thereof or supplement thereto, are hereinafter referred to as the "Prospectus".
      ----------

          (w) On the Effective Date, the Registration Statement conformed in all respects to the requirements of the Act and the rules and regulations of the Commission thereunder (the "Rules and Regulations") and the TIA and the
                                     ---------------------
     rules and regulations thereunder and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and on the date of this Agreement, the Registration Statement and the Prospectus conform, and at the time of filing of the Prospectus pursuant to Rule 424(b) the Registration Statement and the Prospectus will conform, in all respects with the requirements of the Act and the Rules and Regulations and the TIA and the rules and regulations thereunder and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading, except that the foregoing does not apply to statements in or omissions from either of such documents based upon written information furnished to the Seller or the Bank by the Underwriters specifically for use therein. Each of the Seller and the Spiegel hereby acknowledges that the only information provided by the Underwriters for inclusion in the Registration Statement and the Prospectus is set forth on the cover page of the Prospectus Supplement in the table under the heading "Series 2000-A Asset Backed Notes" and on the line across from "Price to public," in the table listing the Underwriters and the Principal Amount of Notes under the heading "Underwriting" in the Prospectus Supplement, in the table following the third paragraph under the heading "Underwriting" in the Prospectus Supplement in regard to Underwriters' compensation, and in the first sentence of the penultimate paragraph under the heading "Underwriting" in the Prospectus Supplement (the "Underwriters' Information").
                                     -------------------------

          (x) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise set forth therein, there has not been any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Bank, SAC or the Seller that would have a material adverse effect on the Bank, SAC, the Seller or the Issuer.

     3.   Purchase, Sale, Payment and Delivery of the Notes.
          -------------------------------------------------

          (a) On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Seller agrees to sell to the Underwriters, and the Underwriters agree to purchase from the Seller, at a purchase price of 99.70% of the principal amount thereof, $600,000,000 aggregate principal amount of the Notes, each Underwriter to purchase the amounts shown on Schedule A hereto.
                                                  ----------

          (b) The Seller will cause the Issuer to deliver the Notes to the Underwriters against payment of the purchase price in immediately available funds, drawn to the order of the Seller, at the office of Mayer, Brown and Platt, in Chicago, Illinois at 10:00 a.m., Chicago time, on December 19, 2000 or at such other time not later than seven full business days thereafter as the Representative and the Seller determine, such time being herein referred to as the "Closing Date." The Notes so to be delivered
                                ------------
     shall be represented by one or more definitive notes registered in the name of Cede & Co., as nominee for The Depository Trust Company. The Notes will be available for inspection by the Underwriters at the office at which the Notes are to be delivered no later than five hours before the close of business in Chicago on the business day prior to the Closing Date.

     4.   Offering by Underwriters. It is understood that after the Effective
          -------------------------
Date, the Underwriters propose to offer the Notes for sale to the public (which may include selected dealers) as set forth in the Prospectus.

     5.   Certain Agreements of the Seller. The Seller agrees with the
          --------------------------------
Underwriters that:

          (a) Immediately following the execution of this Agreement, the Seller will prepare a Prospectus Supplement setting forth the amount of Notes covered thereby and the terms thereof not otherwise specified in the Base Prospectus, the price at which such Notes are to be purchased by the Underwriters, the initial public offering price, the selling concessions and allowances, and such other information as the Seller deems appropriate. The Seller will transmit the Prospectus, including such Prospectus Supplement, to the Commission pursuant to Rule 424(b) by a means reasonably calculated to result in filing with the Commission pursuant to Rule 424(b). The Seller will not file any amendment of the Registration Statement with respect to the Notes or supplement to the Prospectus unless a copy has been furnished to the Representative for its review a reasonable time prior to the proposed filing thereof or to which the Representative shall reasonably object in writing. The Seller will advise the Representative promptly of
     (i) the effectiveness of any amendment or supplementation of the Registration Statement or Prospectus, (ii) any request by the Commission for any amendment or supplementation of the Registration Statement or the Prospectus or for any additional information, (iii) the receipt by the Seller of any notification with respect to the suspension of qualification of the Notes for sale in any jurisdiction or the initiation or threatening of any proceeding for such purposes and (iv) the institution by the Commission of any stop order proceeding in respect of the Registration Statement, and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

          (b) If at any time when a prospectus relating to the Notes is required to be delivered under the Act, any event occurs as a result of which the Prospectus, as then amended or supplemented, would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Seller promptly will prepare and file with the Commission an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither the Underwriters' consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

          (c) As soon as practicable, the Seller will cause the Issuer to make generally available to the Noteholders an earnings statement or statements of the Issuer covering a period of at least 12 months beginning after the Effective Date which will satisfy the provisions of Section 11(a) of the Act and Rule 158 of the Commission promulgated thereunder.

          (d) The Seller will furnish to the Representative copies of the Registration Statement (one of which will be signed and will include all exhibits), the Prospectus and all amendments and supplements to such documents, in each case as soon as available and in such quantities as the Representative reasonably requests.

          (e) The Seller will endeavor to qualify the Notes for sale under the securities or Blue Sky laws of such jurisdictions as the Representative shall reasonably request and the determination of the eligibility for investment of the Notes under the laws of such jurisdictions as the Representative may designate and will continue such qualifications in effect so long as required for the distribution of the Notes; provided,
                                                                   --------
     however, that the Seller shall not be obligated to qualify to do business
     -------
     in any jurisdiction where such qualification would subject the Seller to general or unlimited service of process in any jurisdiction where it is not now so subject.

          (f) So long as any Note is outstanding, the Seller will furnish, or cause the Servicer to furnish, to the Representative copies of each certificate and the annual statements of compliance delivered to the Owner Trustee, the Indenture Trustee and each Rating Agency pursuant to Section
     3.5 of the Transfer and Servicing Agreement and independent certified public accountant's servicing reports furnished to the Indenture Trustee, the Servicer and the Rating Agencies pursuant to Sections 3.6(a) and (b) of the Transfer and Servicing Agreement, by first class mail as soon as practicable after such certificates, statements and reports are furnished to the Owner Trustee, the Indenture Trustee or the Rating Agencies, as the case may be.

          (g) So long as any Note is outstanding, the Seller will furnish, or cause the Servicer to furnish, to the Representative, by first-class mail as soon as practicable (i) all documents concerning the Notes distributed by the Seller or the Servicer to the Owner Trustee, the Indenture Trustee or the Noteholders, or filed with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (ii) any order of
                                            ------------
     the Commission under the Act or the Exchange Act applicable to the Issuer or to the Seller, or pursuant to a "no-action" letter obtained from the staff of the Commission by the Seller and affecting the Issuer or the Seller and (iii) from time to time, such other information concerning the Issuer as the Representative may reasonably request.

          (h) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated for any reason, the Seller will pay all expenses incident to the performance of its obligations under this Agreement and will reimburse the Underwriters for any reasonable expenses (including reasonable fees and disbursements of counsel to the Underwriters) incurred by them in connection with the transactions contemplated by this Agreement, including without limitation, all reasonable costs and expenses (i) incident to the preparation, issuance, execution, authentication and delivery of the Notes, (ii) incident to the preparation, printing (including word processing and duplication costs) and delivery of the Prospectus and Preliminary Prospectus (including in each case all exhibits, amendments, attachments and supplements thereto), (iii) in connection with the printing (including word processing and duplication costs) and delivery of this Agreement and the other Transaction Documents and the furnishing to the Underwriters of copies of the Prospectus as herein provided, (iv) in connection with the structuring and marketing of the Notes, (v) incident to the qualification of the Notes for sale and determination of the eligibility of the Notes for investment under the laws of such jurisdictions as the Representative designates, (vi) for any fees charged by investment rating agencies for the rating of the Notes and (vii) for any filing fee of the National Association of Securities Dealers, Inc. relating to the Notes.

          (i) To the extent, if any, that any of the ratings provided with respect to the Notes by any Rating Agency are conditional upon the furnishing of documents or the taking of any other actions by the Seller, the Seller shall furnish such documents and take any such other actions as are reasonably necessary to satisfy such condition.

     6. Conditions of the Obligations of the Underwriters. The obligation of the
        -------------------------------------------------
Underwriters to purchase and pay for the Notes will be subject to the accuracy of the representations and warranties by or on behalf of Spiegel, the Seller, SAC and the Bank herein, to the accuracy of the statements of officers of the Seller and the Bank made pursuant to the provisions hereof, to the performance by the Seller and the Bank of their respective obligations hereunder and to the following additional conditions precedent:

          (a) On or prior to the date of this Agreement, the Representative shall have received a letter, dated the date of this Agreement, of KPMG LLP, confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder, substantially in the form heretofore agreed to and otherwise in form and in substance satisfactory to the Representative and its counsel.

          (b) The Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) of this Agreement; and, prior to the Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Seller or the Representative, shall be contemplated by the Commission.

          (c) Subsequent to the execution and delivery of this Agreement none of the following shall have occurred: (i) any change, or any development involving a prospective change, in or affecting particularly the business or properties of Spiegel, the Seller or the Bank which, in the judgment of the Underwriters, make it impractical or inadvisable to proceed with the public offering or delivery of the Notes on the terms and in the manner contemplated in the Prospectus, (ii) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the over-the-counter market shall have been suspended or minimum prices shall have been established on either of such exchanges or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction; (iii) a banking moratorium shall have been declared by Federal or state authorities; (iv) the United States shall have become engaged in hostilities, there shall have been an escalation of hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States; (v) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets of the United States shall be such) as to make it, in the judgment of the Underwriters, impractical or inadvisable to proceed with the public offering or delivery of the Notes on the terms and in the manner contemplated in the Prospectus or (vi) any material adverse change in the financial markets for asset-backed securities in the United States if, in the judgment of the Underwriters, the effect of which is to make it impractical or inadvisable to proceed with the public offering or delivery of the Notes on the terms and in the manner contemplated in the Prospectus.

          (d) As of the Closing Date, the Swap shall be in place.

          (e) The Representative shall have received an opinion, dated the Closing Date, of Rooks, Pitts and Poust, special counsel for the Seller, SAC and the Bank, satisfactory in form and substance to the Representative and its counsel to the effect that:

               (i) Spiegel is a corporation in good standing, duly organized and validly existing under the laws of the State of Delaware; the Seller is a corporation in good standing, duly organized and validly existing under the laws of the State of Delaware; SAC is a corporation in good standing, duly organized and validly existing under the laws of the State of Delaware; the Bank is a national banking association in good standing, duly organized and validly existing under the laws of the United States of America; and each of Spiegel, the Seller, SAC and the Bank (each collectively referred to in this subsection (d) as a "Spiegel Entity") is authorized by its certificate of incorporation
             --------------
          or articles of association, as the case may be, to transact the business in which it is engaged and none of Seller, SAC or the Bank is required to qualify or register as a foreign corporation, in any state in order to conduct its business as presently conducted, except where the failure to so qualify or register would not have a material adverse effect upon the Noteholders;

               (ii) Each Spiegel Entity has full corporate power and authority to enter into and perform its obligations under each Transaction Document and this Agreement to which it is a party;

               (iii) Each Spiegel Entity (except Spiegel) has the corporate power and authority and legal right to acquire, own and transfer, and, in the case of the Bank, to service, the Receivables;

               (iv) Each of the Transaction Documents and this Agreement has been duly authorized, executed and delivered by each Spiegel Entity that is a party thereto;

               (v) No consent, approval, authorization or order of any court or governmental agency or body is required for (a) the execution and delivery by any Spiegel Entity of any Transaction Document or this Agreement to which such Spiegel Entity is a party or the performance by such Spiegel Entity of its obligations thereunder, or (b) the issuance and sale of the Notes;

               (vi) Neither the execution and delivery of the Transaction Documents and this Agreement by any Spiegel Entity that is party thereto nor the performance by such Spiegel Entity of the transactions therein contemplated nor the fulfillment of the terms thereof does or will result in any violation of any statute or regulation or any order or decree of any court or governmental authority binding upon such Spiegel Entity or its property, or conflict with, or result in a breach or violation of any term or provision, or result in a default under any of the terms and provisions, of such Spiegel Entity's certificate of incorporation or articles of association, as the case may be, or by-laws or any material indenture, loan agreement or other material agreement known to such counsel to which such Spiegel Entity is a party or by which such Spiegel Entity is bound;

               (vii) There is no legal or governmental proceeding pending to which any Spiegel Entity is a party or to which any Spiegel Entity is subject which, individually or in the aggregate (a) would have a material adverse effect on the ability of such Spiegel Entity to perform its obligations under the Transaction Documents or this Agreement, (b) assert the invalidity of any Transaction Document, this Agreement, the Seller Interest or the Collateral Certificate, (c) seek to prevent the issuance, sale or delivery of the Notes or any of the transactions contemplated by the Transaction Documents or this Agreement or (d) seek to adversely affect the federal income tax consequences of the Notes; and

               (viii) The Registration Statement has become effective under the Act and no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened under the Act.

               (ix) Each of the Transaction Documents to which the Seller, SAC or the Bank is a party constitutes the legal, valid and binding agreement of the Seller, SAC and the Bank, as the case may be, under the laws of Illinois, enforceable against each such Person in accordance with its terms, subject to (w) limitations imposed by bankruptcy, insolvency, reorganization, liquidation, arrangement, fraudulent conveyance, moratorium, receivership, conservatorship, readjustment of debts, creditors' rights or other laws relating to or affecting the rights of creditors generally or the rights of creditors of national banking associations; (x) rights to indemnification and contribution which may be limited by applicable law and equitable principles or otherwise unenforceable as against public policy; (y) the unenforceability under certain circumstances of provisions imposing penalties, forfeiture, late payment charges, or an increase in interest rate upon delinquency in payment or the occurrence of any event of default; and (z) general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, and the possible unavailability of specific performance or injunctive relief, regardless of whether such enforceability is considered in a proceeding in equity or at law.

               (x) This Agreement constitutes the legal, valid and binding obligation of Spiegel and the Seller under the laws of the State of Illinois, enforceable against Spiegel and the Seller in accordance with its terms, subject to (w) limitations imposed by bankruptcy, insolvency, reorganization, liquidation, arrangement, fraudulent conveyance, moratorium, receivership, conservatorship, readjustment of debts, creditors' rights or other laws relating to or affecting the rights of creditors generally or the rights of creditors of national banking associations; (x) rights to indemnification and contribution which may be limited by applicable law and equitable principles or otherwise unenforceable as against public policy; (y) the unenforceability under certain circumstances of provisions imposing penalties, forfeiture, late payment charges, or an increase in interest rate upon delinquency in payment or the occurrence of any event of default; and (z) general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, and the possible unavailability of specific performance or injunctive relief, regardless of whether such enforceability is considered in a proceeding in equity or at law.

               (xi) When the Notes have been duly executed and delivered by the Issuer, authenticated by the Indenture Trustee in accordance with the terms of the Indenture and delivered to and paid for by the Underwriters in accordance with this Agreement, they will be validly issued and outstanding, will constitute legal, valid and binding obligations of the Issuer, enforceable against the Issuer in accordance with their terms and will be entitled to the benefits of the Indenture, subject to (w) limitations imposed by bankruptcy, insolvency, reorganization, liquidation, arrangement, fraudulent conveyance, moratorium, receivership, conservatorship, readjustment of debts, creditors' rights or other laws relating to or affecting the rights of creditors generally or the rights of creditors of national banking associations; (x) rights to indemnification and contribution which may be limited by applicable law and equitable principles or otherwise unenforceable as against public policy; (y) the unenforceability under certain circumstances of provisions imposing penalties, forfeiture, late payment charges, or an increase in interest rate upon delinquency in payment or the occurrence of any event of default; and (z) general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, and the possible unavailability of specific performance or injunctive relief, regardless of whether such enforceability is considered in a proceeding in equity or at law.

               (xii) The statements in the Base Prospectus under the headings "Risk Factors--If a conservator or receiver were appointed for First Consumers National Bank, or if we or Spiegel Acceptance became a debtor in a bankruptcy case, delays or reductions in payment of your notes could occur," "Material Legal Aspects of the Receivables," "ERISA Considerations" and "Federal Income Tax Consequences" and the statements in the Prospectus Supplement under the headings "Structural Summary--Tax Status" and "--ERISA Considerations" to the extent that they constitute matters of law or legal conclusions with respect thereto, have been reviewed by us and are correct in all material respects.

               (xiii) This Agreement, the Transaction Documents and the Notes conform in all material respects to the descriptions thereof contained in the Prospectus.

               (xiv) The Indenture has been duly qualified under the TIA and complies as to form with the TIA and the rules and regulations of the Commission thereunder. The Issuer is not now, and immediately following the issuance of the Notes pursuant to the Indenture will not be, required to be registered under the Investment Company Act of 1940, as amended.

               (xv) Subject to the discussion in the Base Prospectus under the heading "Federal Income Tax Consequences", the Notes will properly be characterized as indebtedness and the issuance of the Notes will not cause the Issuer to be deemed an association (or publicly traded partnership) taxable as a corporation, for U.S. federal income tax purposes.

               (xvi) The Indenture constitutes the legal, valid and binding obligation of the Issuer under the laws of the State of Illinois, subject to (w) limitations imposed by bankruptcy, insolvency, reorganization, liquidation, arrangement, fraudulent conveyance, moratorium, receivership, conservatorship, readjustment of debts, creditors' rights or other laws relating to or affecting the rights of creditors generally or the rights of creditors of national banking associations; (x) rights to indemnification and contribution which may be limited by applicable law and equitable principles or otherwise unenforceable as against public policy; (y) the unenforceability under certain circumstances of provisions imposing penalties, forfeiture, late payment charges, or an increase in interest rate upon delinquency in payment or the occurrence of any event of default; and (z) general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, and the possible unavailability of specific performance or injunctive relief, regardless of whether such enforceability is considered in a proceeding in equity or at law.

               (xvii) Each of the Registration Statement, as of its effective date, and the Prospectus, as of its date, complied as to form in all material respects with the requirements of the Act and the Rules and Regulations under the Act, except that in each case such counsel need not express any opinion as to the financial and statistical data included therein or excluded therefrom or the exhibits to the Registration Statement and, except as and, to the extent set forth in paragraphs (xii) and (xiii), such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus.

               (xviii)   If the FDIC is appointed as conservator or receiver for
          the Bank and if a court were to determine that the Indenture Trustee has a security interest in the Receivables and the proceeds thereof, the court would hold that the security interest of the Indenture Trustee would be enforceable against the Bank with respect to the Receivables and such proceeds.

               (xix) When the Indenture Trustee has taken possession of the Collateral Certificate issued by SMT, the Transaction Documents have been executed and delivered and SMT has received payment for the Collateral Certificate, the Indenture Trustee will become the registered holder of the Collateral Certificate, subject to no Liens of record.

          Such counsel also shall state that they have participated in conferences with representatives of the Seller and the Bank and their accountants, the Underwriters and counsel to the Underwriters concerning the Registration Statement and the Prospectus and have considered the matters to be stated therein and the matters stated therein, although they are not independently verifying the accuracy, completeness or fairness of such statements (except as stated in paragraph (iv) above) and based upon and subject to the foregoing, nothing has come to such counsel's attention to cause such counsel to believe that the Registration Statement (excluding any exhibits filed therewith), at the time it became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of the date hereof, contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel has not been requested to, and does not, make any comment in such opinion with respect to the financial statements, supporting schedules and other financial or statistical information contained in the Registration Statement or the Prospectus).

          (f) The Representative shall have received from Mayer, Brown and Platt, special counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to such matters relating to this transaction as the Representative may require, and the Seller shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

          (g) The Representative shall have received an opinion, dated the Closing Date, of Ball Janik LLP, special Oregon counsel for the Bank, satisfactory in form and substance to the Representative and its counsel with respect to (i) certain matters relating to the transfer of the Receivables from the Bank to the Seller under the Receivables and from the Bank to SAC under the Operating Agreement and (ii) the perfection of the security interest in favor of the Seller and SAC in the Receivables and the proceeds thereof and the Issuer in the Receivables and the proceeds thereof.

          (h) The Representative shall have received an opinion, dated the Closing Date, of Rooks, Pitts and Poust, counsel for the Seller and SAC, satisfactory in form and substance to the Representative and its counsel with respect to (i) certain matters relating to the transfer of the Receivables from the Seller and SAC to SMT and (ii) the perfection of the security interest in favor of SMT in the Receivables and the proceeds thereof.

          (i) The Representative shall have received an opinion, dated the Closing Date, of Jones, Day, Reavis & Pogue, counsel for Bank of America, N.A. as the initial Counterparty under the Swap, satisfactory in form and substance to the Representative and its counsel with respect to certain matters relating to the interest rate swap agreement.

          (j) The Representative shall have received a certificate from each of the Seller and the Bank, dated the Closing Date, of a Treasurer, Vice President or more senior officer of the Seller or the Bank, as the case may be, in which such officer, to the best of his/her knowledge after reasonable investigation, shall state that (u) the representations and warranties of the Seller and the Bank, as the case may be, in this Agreement are true and correct on and as of the Closing Date, (v) the Seller or the Bank, as the case may be, has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, (w) the representations and warranties of the Seller or the Bank, as the case may be, contained in this Agreement and the Transaction Documents to which it is a party are true and correct as of the dates specified herein and therein, (x) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are threatened by the Commission, (y) nothing has come to such officers' attention that would lead such officers to believe that the Registration Statement or the Prospectus, and any amendment or supplement thereto, as of its date and as of the Closing Date, contained an untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (z) subsequent to the date of the Prospectus, there has been no material adverse change in the financial position or results of operation of the Bank's credit card business except as set forth in or contemplated by the Prospectus or as described in such certificate.

          (k) The Representative shall have received an opinion of Winston & Strawn, counsel to the Owner Trustee, dated the Closing Date, satisfactory in form and substance to the Representative and its counsel, to the effect that:

               (i) The Owner Trustee is duly incorporated and validly existing as a banking corporation in good standing under the laws of the State of New York;

               (ii) The Owner Trustee has the power and authority to execute, deliver and perform the Trust Agreement and to consummate the transactions contemplated thereby;

               (iii) The Trust Agreement has been duly authorized, executed and delivered by the Owner Trustee and constitutes a legal, valid and binding obligation of the Owner Trustee, enforceable against the Owner Trustee in accordance with its terms;

               (iv) Each of the Indenture, the Trust Agreement, the Swap, the Insurance Agreement and the Transfer and Servicing Agreement (collectively referred to in this subsection (i) as the "Trust Documents") has been duly executed and delivered by the Owner Trustee, as Owner Trustee on behalf of the Issuer;

               (v) Neither the execution, delivery or performance by the Owner Trustee, in its individual capacity or as Owner Trustee, as the case may be, of the Trust Documents, nor the consummation of the transactions by the Owner Trustee, in its individual capacity or as Owner Trustee, as the case may be, contemplated thereby, requires the consent or approval of, the withholding of objection on the part of, the giving of notice to, the filing, registration or qualification with, or the taking of any other action in respect of, any governmental authority or agency of the States of New York and Illinois or the United States of America governing the banking or trust powers of the Owner Trustee;

               (vi) Neither the execution, delivery and performance by the Owner Trustee, in its individual capacity or as Owner Trustee, as the case may be, of the Trust Documents, nor the consummation of the transactions by the Owner Trustee, in its individual capacity or as Owner Trustee, as the case may be, contemplated thereby, is in violation of the charter or bylaws of the Owner Trustee or of any law, governmental rule or regulation of the State of Illinois, the State of New York or of the United States of America governing the banking or trust powers of the Owner Trustee or, to such counsel's knowledge, without independent investigation, any indenture, mortgage, bank credit agreement, note or bond purchase agreement, long- term lease, license or other agreement or instrument to which it is a party or by which it is bound or, to such counsel's knowledge, without independent investigation, of any judgment or order applicable to the Owner Trustee;

               (vii) No consent, approval or other authorization of, or registration, declaration or filing with, any court or governmental agency or commission of the State of Illinois or the State of New York is required by or with respect to the Owner Trustee, in its individual capacity or as Owner Trustee, as the case may be, for the valid execution and delivery of the Trust Documents, or for the validity or enforceability thereof; and

               (viii) To such counsel's knowledge, without independent investigation, there are no pending or threatened actions, suits or proceedings affecting the Owner Trustee before any court or other governmental authority which, if adversely determined, would materially and adversely affect the ability of the Owner Trustee to carry out the transactions contemplated by the Trust Agreement.

          (l) The Representative shall have received an opinion of Rooks, Pitts and Poust, special Illinois counsel to the Issuer, dated the Closing Date, satisfactory in form and substance to the Representative and its counsel, to the effect that:

               (i) The Issuer is validly existing as a common law trust under the laws of the State of Illinois;

               (ii) The Issuer, through the Owner Trustee, (A) has the trust power and authority pursuant to the Trust Agreement to (x) execute, deliver and perform its obligations under the Trust Agreement, the Administration Agreement, the Indenture, the Swap and the Transfer and Servicing Agreement (collectively referred to in this subsection (l) as the "Trust Documents"), (y) to execute, deliver and issue the Notes, and (z) to issue the Seller Interest, and (B) duly authorized, executed and delivered the Trust Documents and the Notes;

               (iii) Each of the Trust Documents to which the Issuer is a party constitutes the legal, valid and binding agreement of the Issuer, acting through the Owner Trustee, under the laws of Illinois, enforceable against the Issuer, through the Owner Trustee, in accordance with its terms, subject to (w) limitations imposed by bankruptcy, insolvency, reorganization, liquidation, arrangement, fraudulent conveyance, moratorium, receivership, conservatorship, readjustment of debts, creditors' rights or other laws relating to or affecting the rights of creditors generally or the rights of creditors of national banking associations; (x) rights to indemnification and contribution which may be limited by applicable law and equitable principles or otherwise unenforceable as against public policy; (y) the unenforceability under certain circumstances of provisions imposing penalties, forfeiture, late payment charges, or an increase in interest rate upon delinquency in payment or the occurrence of any event of default; and (z) general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, and the possible unavailability of specific performance or injunctive relief, regardless of whether such enforceability is considered in a proceeding in equity or at law.

               (iv) When issued in accordance with the Trust Agreement, the Seller Interest will be validly issued and entitled to the benefits of the Trust Agreement;

               (v) Neither the execution, delivery and performance by the Issuer of the Trust Documents or the Notes, nor the consummation by the Issuer of any of the transactions by the Issuer contemplated thereby, requires the consent or approval of, the withholding of objection on the part of, the giving of notice to, the filing, registration or qualification with, or the taking of any other action in respect of, any governmental authority or agency of the State of Illinois other than the filing of any financing statements with the Illinois Secretary of State in connection with the Indenture;

               (vi) Neither the execution, delivery and performance by the Issuer of the Trust Documents, nor the consummation by the Issuer of the transactions contemplated thereby, is in violation of the Trust Agreement or of any law, rule or regulation of the State of Illinois applicable to the Issuer; and

               (vii) With respect to the Issuer and the Receivables: (a) there is no document, stamp, exercise or other similar tax imposed by the State of Illinois upon the perfection of a security interest in the Receivables, in the transfer of the Receivables to or from the Issuer, or upon the issuance of the Notes; (b) there is no personal property tax imposed by the State of Illinois upon or measured by the corpus of the Issuer; and (c) the characterization of the Issuer for federal income tax purposes will be determinative of the characterization of the Issuer for Illinois income tax purposes and assuming that the Issuer has only one owner, the Issuer will not be subject to Illinois income tax or personal property replacement tax and Noteholders who are not otherwise subject to Illinois income tax will not be subject to tax by reason of their ownership of the Notes and the receipt of income therefrom.

          (m) The Representative shall have received an opinion of Seward & Kissel, counsel to the Indenture Trustee dated the Closing Date, satisfactory in form and substance to the Representative and its counsel, to the effect that:

               (i) The Indenture Trustee is a banking corporation organized and validly existing and in good standing under the laws of the State of New York and is authorized and qualified to accept the trusts imposed by the Indenture and to act as Indenture Trustee under the Indenture;

               (ii) The acknowledgment by the Indenture Trustee of the Transfer and Servicing Agreement has been duly authorized, executed and delivered by the Indenture Trustee. The Indenture Trustee has duly authorized, executed and delivered the Indenture. Assuming the due authorization, execution and delivery thereof by the other parties thereto, the Indenture is the legal, valid and binding obligation of the Indenture Trustee, enforceable against the Indenture Trustee in accordance with its terms, subject to bankruptcy and insolvency laws and general principles of equity;

               (iii) The Indenture Trustee has duly executed and authenticated the Notes;

               (iv) The Indenture Trustee is duly authorized and empowered to exercise trust powers under applicable law;

               (v) None of (x) the execution and authentication of the Notes, (y) the acknowledgment of the Transfer and Servicing Agreement or (z) the execution, delivery and performance of the Indenture by the Indenture Trustee conflicts with or will result in a violation of (A) any law or regulation of the United States of America or the States of New York and Illinois governing the banking or trust powers of the Indenture Trustee or (B) the Organization Certificate or Bylaws of the Indenture Trustee.

               (vi) No approval, authorization or other action by, or filing with, any governmental authority of the United States of America or the State of New York having jurisdiction over the banking or trust powers of the Indenture Trustee is required in connection with the execution and delivery by the Indenture Trustee of the Indenture or the performance by the Indenture Trustee of the terms of the Indenture or the acknowledgment of the Transfer and Servicing Agreement.

          (n) The Representative shall have received an opinion of Sidley & Austin, counsel to the Insurer, satisfactory in form and substance to the Representative and its counsel with respect to certain matters relating to the Insurer and the Policy.

          (o) The Representative shall have received reliance letters addressed to the Representative, dated as of the Closing Date, allowing the Representative to rely on each opinion of counsel delivered to a Rating Agency, the Indenture Trustee, the Seller, or the Bank in connection with the issuance of the Notes.

          (p) The Representative shall have received evidence satisfactory to the Representative that the Notes shall be rated Aaa by Moody's Investors Service, Inc., AAA by Standard & Poor's Ratings Services and AAA by Fitch Inc.

          (q) The Representative shall have received evidence reasonably satisfactory to it that the Policy has been executed and delivered by the Insurer and delivered to the Indenture Trustee.

     The Seller will furnish the Representative with such conformed copies of such opinions, certificates, letters and documents as the Representative reasonably request.

     7.   Indemnification and Contribution. (a) Spiegel and the Seller, jointly
          --------------------------------
and severally, will indemnify and hold harmless the Underwriters against any losses, claims, damages or liabilities, joint or several, to which the Underwriters may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Underwriters for any legal or other expenses reasonably incurred by the Underwriters in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided,
                                                                  --------
however, that Spiegel and the Seller will not be liable in any such case to the
-------
extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with the Underwriters' Information; provided further, that the Seller and the Bank will
                           -------- -------
not be liable to any Underwriter under the indemnity agreement in this subsection (a) with respect to any preliminary prospectus to the extent that any loss, claim, damage or liability of such Underwriter results from the fact that such Underwriter sold Notes to a Person as to whom it is established that there was not sent or given, at or prior to written confirmation of such sale, a copy of the Prospectus (excluding documents incorporated by reference) or of the Prospectus as then amended or supplemented (excluding documents incorporated by reference) in any case where such delivery is required by the Act if the Seller or the Bank notified the Representative in writing in accordance with Section 5(a) hereof and previously furnished copies of the Prospectus (excluding documents incorporated by reference) in the quantity requested in accordance with Section 5(d) hereof to such Underwriter and the loss, claim, damage or liability of such Underwriter results from an untrue statement or omission of a material fact contained in the preliminary prospectus and corrected in the Prospectus or the Prospectus as then amended or supplemented.

          (b) The Underwriters agree, severally and not jointly, to indemnify and hold harmless Spiegel and the Seller against any losses, claims, damages or liabilities to which Spiegel or the Seller may become subject, under the Act or otherwise and will reimburse any legal or other expenses reasonably incurred by Spiegel or the Seller in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that, with respect to each of the Underwriters, such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with the

     Underwriters' Information, and will reimburse any legal or other expenses reasonably incurred by Spiegel and the Seller in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred.

          (c) Promptly after receipt by an indemnified party under this section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; provided, however, that the failure to notify an
                           --------  -------
     indemnifying party shall not relieve it from any liability which it may have under this Section 7 except to the extent it has been materially prejudiced by such failure; and provided further, however, that the failure
                                     -------- -------  -------
     to notify any indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under this
     Section 7. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding and does not include a statement as to, or an admission of, fault, culpability or failure to act by or on behalf of any indemnified party.

          (d) If the indemnification provided for in this section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Spiegel and the Seller on the one hand and the Underwriters on the other from the offering of the Notes, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of Spiegel and the Seller on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by Spiegel and the Seller on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) of the Notes received by the Seller bear to the total underwriting discounts and commissions received by the Underwriters with respect to the Notes. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by Spiegel and the Seller or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission with respect to the Notes. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection
     (d) shall be deemed to include any other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), the Underwriters shall not be required to contribute any amount in excess of the amount by which the total underwriting discount as set forth on the cover page of the Prospectus Supplement exceeds the amount of damages which the Underwriters have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission with respect to the Notes. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          (e) The obligations of Spiegel and the Seller under this Section shall be in addition to any liability which Spiegel, the Seller or the Bank may otherwise have and shall extend, upon the same terms and conditions, to each Person, if any, who controls the Underwriters within the meaning of the Act; and the obligations of the Underwriters under this section shall be in addition to any liability which the Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of Spiegel or the Seller, to each officer of the Seller who has signed the Registration Statement and to each Person, if any, who controls Spiegel or the Seller within the meaning of the Act.

     8.   Survival of Certain Representations and Obligations. The respective
          ---------------------------------------------------
indemnities, agreements, representations, warranties and other statements of Spiegel and the Seller or their officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of the Underwriters, Spiegel, the Seller or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Notes. If this Agreement is terminated or if for any reason other than default by the Underwriters the purchase of the Notes by the Underwriters is not consummated, the Seller and Spiegel shall remain responsible for the expenses to be paid by them pursuant to Section 5 and the respective obligations of Spiegel, the Seller and the Underwriters pursuant to Section 7 shall remain in effect. If for any reason the purchase of the Notes by the Underwriters is not consummated other than solely because of the occurrence of any event specified in clause (iii), (iv) or (v) of Section 6(c), the Seller and Spiegel will reimburse the Underwriters for all out-of-pocket expenses reasonably incurred by them in connection with the offering of the Notes.

     9.   Computational Materials and ABS Term Sheets. (a) Each Underwriter
          -------------------------------------------
agrees to provide to the Seller, not less than two Business Days prior to the date on which the Seller is required to file the Prospectus Supplement pursuant to Rule 424(b), any information used by it (in such written or electronic format as required by the Seller) with respect to the offering of the Notes that constitutes "Computational Materials," as defined in the Commission's No-Action
             -----------------------
Letter, dated May 20, 1994, addressed to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (as made generally applicable to registrants, issuers and underwriters by the Commission's response to the request of the Public Securities Association dated May 27, 1994 (the "Kidder/PSA Letter")), that is not contained in the Prospectus
                   -----------------
(without taking into account information incorporated therein by reference).

          (b) Each Underwriter agrees to provide to the Seller, not less than two Business Days prior to the date on which the Seller is required to file the Prospectus Supplement pursuant to Rule 424(b), any information used by it (in such written or electronic format as required by the Seller) with respect to the offering of the Notes that constitutes "ABS Term Sheets," as
                                                            ---------------
     defined in the Commission's No-Action Letter, dated February 17, 1995, addressed to the Public Securities Association, that is not contained in the Prospectus (without taking into account information incorporated therein by reference).

          (c) Each Underwriter severally agrees, assuming all information provided by the Seller is accurate and complete in all material respects, to indemnify and hold harmless the Seller, each of the officers and directors of the Seller and each Person who controls the Seller within the meaning of Section 15 of the Act against any and all losses, claims, damages or liabilities, joint or several, to which they may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement of a material fact contained in the Computational Materials or ABS Term Sheets, if any, provided by such Underwriter, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending or preparing to defend any such loss, claim, damage, liability or action as such expenses are incurred. The obligations of each Underwriter under this
     Section 9(c) shall be in addition to any liability that such Underwriter may otherwise have.

          (d) The Seller shall file with the Commission any Computational Materials or ABS Term Sheets, if any, provided by the Underwriters no later than the date on which such Computational Materials or ABS Term Sheets are required to be filed pursuant to the applicable No-Action Letters.

          The procedures set forth in Sections 7(c) and 7(d) shall be equally applicable to this Section 9(c). Notwithstanding anything in this Section 9, each Underwriter represents and warrants that it has not used any Computational Materials or ABS Term Sheets in connection with the offering of the Notes.

     10. Obligation of the Underwriters. Each Underwriter represents and agrees
         ------------------------------
that it has not and will not, directly or indirectly, offer, sell or deliver any of the Notes or distribute the Prospectus or any other offering materials relating to the Notes in or from any jurisdiction except under circumstances that will, to the best of its knowledge and belief, result in compliance with any applicable laws and regulations thereof in effect on the date hereof and that, to the best of its knowledge and belief, will not impose any material obligations under laws and regulations of the subject jurisdictions that relate to the issuance of securities, as in effect on the date of this Agreement on the Bank, Spiegel, the Issuer or the Seller except as set forth herein.

     11. Default by an Underwriter. If any one or more Underwriters shall fail
         -------------------------
to purchase and pay for any of the Notes agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Notes set forth opposite their names in Schedule A hereto bear to the aggregate amount of Notes set forth opposite the names of all the remaining Underwriters) the Notes which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Notes which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Notes set forth in Schedule A hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Notes, and if such nondefaulting Underwriters do not purchase all the Notes, this Agreement will terminate without liability to any nondefaulting Underwriter, Spiegel or the Seller. In the event of a default by any Underwriter as set forth in this Section 11, the Closing Date shall be postponed for such period, not exceeding seven days, as the Representative shall determine in order that the required changes in the Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter for its liability, if any, to Spiegel and the Seller and any nondefaulting Underwriter for damages occasioned by its default hereunder.

     12. Notices. All communications hereunder will be in writing and, if sent
         -------
to the Underwriters, will be mailed, delivered or telegraphed and confirmed to:

         Banc of America Securities LLC
         Bank of America Corporate Center
         100 North Tryon Street
         Charlotte, NC 28255-0001

         Attn: Global Asset Backed Securitization Group, Mail Code NC1-007-10-07

     13. Counterparts. This Agreement may be executed in any number of
         ------------
counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

     14. Applicable Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN
         --------------
ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     15. Financial Services Act. Each Underwriter represents and warrants to,
         ----------------------
and agrees with, Spiegel and the Seller that (w) it has complied and shall comply with all applicable provisions of the Financial Services Act 1986 and the Public Offers of Securities Regulations 1995 (the "Regulations") with respect to anything done by it in relation to the Notes in, from or otherwise involving the United Kingdom; (x) it has only issued or passed on and shall only issue or pass on in the United Kingdom any document received by it in connection with the issue of the Notes to a Person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 or who is a Person to whom the document may otherwise lawfully be issued or passed on; (y) it has not offered or sold and, during the period of six months from the date hereof, will not offer or sell any Note to Persons in the United Kingdom except to Persons whose ordinary activities involve them in acquiring, holding, managing, or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Regulations.

     If you are in agreement with the foregoing, please sign two counterparts hereof and return one to the Seller whereupon this letter and your acceptance shall become a binding agreement among Spiegel, the Seller and the Underwriters.

                                                 Very truly yours,


                                                 SPIEGEL, INC.

                                                 By: /s/ John R. Steele
                                                     Title: Treasurer

                                                 SPIEGEL CREDIT CORPORATION III

                                                 By: /s/ John R. Steele
                                                     Title: Treasurer

The foregoing Agreement is
hereby confirmed and accepted
as of the date hereof


BANC OF AMERICA SECURITIES LLC
  as Representative of the
  Underwriters set forth herein

By: /s/ Luis O. Araneda
 Title: Managing Director

                                   SCHEDULE A

                                      Notes
                                      -----

Underwriters                                     Principal Amount of
------------                                     Notes
                                                 -----

Banc of America Securities LLC                   $420,000,000

Deutsche Bank Securities Inc.                    $60,000,000

J.P. Morgan Securities Inc.                      $60,000,000

ABN AMRO Incorporated                            $30,000,000

HSBC Securities (USA) Inc.                       $30,000,000
                                                 -----------

Total                                            $600,000,000
                                                 ============